                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                            _______________________


                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                        Date of Report:  July 20, 1998

                       (Date of earliest event reported)



                            HELLER FINANCIAL, INC.
                            ----------------------
            (Exact name of registrant as specified in its charter)



                                   Delaware
                                   --------
                (State or other jurisdiction of incorporation)



         1-6157                                      36-1208070
         ------                                      ----------
(Commission File Number)                 (IRS Employer Identification Number)


               500 West Monroe Street, Chicago, Illinois  60661
               -----------------------------------------  -----
             (Address of principal executive offices)  (Zip Code)


                                (312) 441-7000
                                --------------
             (Registrant's telephone number, including area code)

Item 5.   Other Events
-------   ------------

On July 20, 1998, Heller Financial, Inc. (the "Registrant") issued a press release announcing its earnings for the quarter ending June 30, 1998. A copy of the press release is attached.



Item 7.   Financial Statements and Exhibits
-------   ---------------------------------

(c)  Exhibits

99   Heller Financial, Inc. - Press Release



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  July 21, 1998
       --------------



                                    HELLER FINANCIAL, INC.



                                    By:  /s/ Lawrence G. Hund
                                         --------------------
                                         Lawrence G. Hund
                                         Title:  Executive Vice President and
                                                 Controller

                                 EXHIBIT INDEX



Exhibit                                                   Sequentially
Number                                                    Numbered Pages
------                                                    --------------

99          Heller Financial, Inc. - Press Release              1-6

                                       3